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                                                                    EXHIBIT 4(c)

COMMON STOCK 7-12055-156  -89    COMMON STOCK

NUMBER                                                    SHARES
NR

SPECIMEN                                   OWENS-CORNING FIBERGLAS CORPORATION
                                                        CORPORATE
                                                      DELAWARE 1938
                                                           SEAL

                                                               CUSIP 690734 20 7
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                     OWENS-CORNING FIBERGLAS CORPORATION
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS IS TO CERTIFY THAT

                                S P E C I M E N

IS THE OWNER OF

FULL-PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF 10c EACH OF THE COMMON
                                   STOCK OF

Owens-Corning Fiberglas Corporation (hereinafter referred to as the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, of the Corporation (a copy of which certificate is on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
  Witness the seal of the Corporation and the signatures of its duly authorized officers.

SPECIMEN        SPECIMEN        SPECIMEN        SPECIMEN        SPECIMEN

Dated

Countersigned and Registered:
MANUFACTURERS HANOVER TRUST COMPANY,
                Transfer Agent
                and Registrar,

                                    /s/                  /s/
              Authorized Officer      Secretary       Chairman of the Board and
                                                        Chief Executive Officer

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  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
  TEN COM -as tenants in common         UNIF GIFT MIN ACT- _____Custodian_____
  TEN ENT -as tenants by the entireties                    (Cust)      (Minor)
  JT TEN  -as joint tenants with right                     under Uniform Gifts
           of survivorship and not as                      to Minors
           tenants in common                               Act________________
                                                                (State)
       Additional abbreviations may also be used though not in the above list.


  For value received,________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated____________________


                                        X_______________________________________

  This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between the Company and Manufacturers Hanover Trust Company dated as of December 18, 1986 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights beneficially owned by an Acquiring Person or an Associate or Affiliate thereof (as such terms are defined in the Rights Agreement) will become null and void.